SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------




                                    Form 8-K




                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: October 2, 2003
                        (Date of earliest event reported)




                          Pre-Paid Legal Services, Inc.
             (Exact name of registrant as specified in its charter)



                          (Commission File No. 1-9293)





            Oklahoma                                    73-1016728
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
        of incorporation)


       321 East Main Street
          Ada, Oklahoma                                 74821-0145
(Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (580) 436-1234





Item 7.    Financial Statements and Exhibits

     The following exhibits are included with this report:

   Exhibit No.                              Description

       99.1         Company Press Release dated October 2, 2003



Item 12. Results of Operation and Financial Condition

     On October 2, 2003, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing its membership production and recruiting information for the three months ended September 30, 2003. A copy of the release is included as an exhibit to this report.

                          SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          PRE-PAID LEGAL SERVICES, INC.


                          By: /s/ Randy Harp
                              --------------------------------------------------
Date:  October 2, 2003        Randy Harp, Chief Operating Officer









                                INDEX TO EXHIBITS

Exhibit No.                                 Description

       99.1         Company Press Release dated October 2, 2003






For Release 8:30 am Eastern                    Company    Steve Williamson
Thursday, October 2, 2003                      Contact:   (580) 436-1234

                 Pre-Paid Legal Services Announces Third Quarter
          Production and Recruiting Results and Litigation Development
                                      - - -
         Third Quarter 2003 Earnings Release Date Set - Conference Call
                             and Web Cast Scheduled

     ADA, OK, October 2, 2003 - Pre-Paid Legal Services, Inc. (NYSE: PPD) announced 2003 third quarter membership production and recruiting results and has scheduled its third quarter 2003 earnings release to be issued after the close of trading on the New York Stock Exchange on Monday, October 27, 2003.

Production results:                                 Three Months Ended
                                           9/30/2003                 9/30/2002
New membership sales....................    168,356      -14.7%       197,442

New sales associates recruited..........     22,987      -50.7%        46,653

Active memberships at end of period.....  1,420,860       +2.3%     1,389,467

     A conference call is scheduled for Wednesday, October 29, 2003 at 8:30 a.m. ET to present the quarterly results. The telephone number to access the quarterly conference call is (913) 981-5533. The Company encourages those who would like to listen to the presentation to place your call 10-15 minutes prior to the call. Questions may be submitted prior to the call via email to investor@pplsi.com.

     For those unable to listen to the live quarterly conference call, a replay will be available for audio playback beginning at 11:30 a.m. ET on October 29, 2003, and will run through 12:00 a.m. ET on Thursday, November 6, 2003. The number to access the conference call replay is (719) 457-0820; passcode for the replay is 788959.

     The quarterly conference call will also be simulcast live on the Internet and can be accessed by going directly to the Pre-Paid Legal Services Web site at www.prepaidlegal.com and selecting "Earnings Calls" under the "Investor Relations" section. The Web cast of the presentation will be available on the Web site indefinitely.

     The Company announced that on September 23, 2003 the court entered an order dismissing the class action allegations in a previously reported pending action in the District Court of Canadian County, Oklahoma (Kotwitz et. al. v. Pre-Paid Legal Services, Inc) upon the motion of the plaintiffs. The order provides that the action will proceed only on an individual basis, and that the hearing on plaintiffs' motion for class certification previously set for February 2004 is cancelled. The action was originally filed by one plaintiff in June 2001 and now involves the claims of five individual plaintiffs for injunctive and declaratory relief, with such other damages as the court deems appropriate, based upon various aspects of the Company's commission advance arrangements and associate agreements. Pre-Paid is pleased with this development in this case, and will continue its vigorous defense against the plaintiffs' claims.

     About Pre-Paid Legal Services
     Pre-Paid Legal Services develops and markets legal service plans across North America. The plans provide for legal service benefits, including unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com/.

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